As filed with the U.S. Securities and Exchange Commission on April 14, 2021

Registration No. 333-251905

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Pre-Effective Amendment No. 2 to

FORM F-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

IRSA Inversiones y Representaciones Sociedad Anónima
(Exact name of registrant as specified in its charter)

IRSA Investments and Representations Inc.
(Translation of registrant’s name into English)

The Republic of Argentina	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Carlos Della Paolera 261
(C1001ADA) Ciudad Autónoma de Buenos Aires, Argentina
Tel. +54 (11) 4323-7400
(Address and telephone number of registrant’s principal executive offices)

Puglisi & Associates

850 Library Avenue

P.O. Box 885

Newark, DE 19715
(Name, address and telephone number of agent for service)

Copies to:

Jaime Mercado, Esq.Simpson Thacher & Bartlett LLP425 Lexington AvenueNew York, New York 10017(212) 455-2000

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Persons who respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB SEC 1983 (05-19) control number.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933. ☐ Emerging growth company

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

† The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

Calculation of Registration Fee

Title of each class of securitiesto be registered	Amount tobe registered	Proposed maximumaggregate price per common share (1)(5)	Proposed maximumaggregate offeringprice (1)(5)	Amount ofregistration fee(6)
Common shares, Ps.1.00 par value per share (including common shares represented by Global depositary shares) (“GDSs”) (2)(3)	80,000,000	$US0.396	US$31,680,000	$US3,456.3
Rights to subscribe for common shares (and GDSs)(3)(4)	80,000,000	None	None	None
Warrants to purchase common shares (and GDSs)(4)	80,000,000	None	None	None
Common shares, Ps.1.00 par value per share, and GDSs issuable upon exercise of warrants(4)	80,000,000	$US0.475	US$38,000,000	$US4,145.8

(1)
Proposed maximum aggregate price per common share calculated, solely for purposes of determining the SEC registration fee, on the basis of the closing prices of the GDSs on the NYSE on April 9, 2021, divided by 10.
(2)
Includes common shares that may be represented by GDSs offered and sold to holders of GDS rights. This amount also includes common shares that are to be offered in Argentina and elsewhere outside the United States but may be resold from time to time in the United States during the distribution.
(3)
GDSs issuable upon deposit of common shares registered hereby have been registered under a separate Registration Statement on Form F-6 (Registration No. 333-134633).
(4)
No separate consideration will be received by the registrant for the rights to subscribe for common shares, the rights to subscribe for GDSs evidencing common shares or the warrants prior to their exercise.
(5)
Proposed maximum aggregate price per common share calculated, solely for purposes of determining the SEC registration fee, on the basis of 105% of the closing prices of the GDSs on the NYSE on April 9, 2021, divided by 10.
(6)
Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form F-3 is being filed solely for the purpose of filing Exhibit 23.1 to such Registration Statement as indicated in Item 9 of Part II. No change is made to the preliminary prospectus constituting Part I of this Registration Statement or Items 8 or 10 of Part II of this Registration Statement. Accordingly, the preliminary prospectus constituting Part I of this Registration Statement has not been included herein.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 8.
Indemnification of Directors and Officers

Neither the laws of Argentina nor the Registrant’s by-laws or other constitutive documents provide for indemnification of directors or officers of the Registrant. The Registrant maintains directors’ and officers’ liability insurance covering its directors and executive officers with respect to general civil liability, including liabilities under the Securities Act, which he or she may incur in his or her capacity as such.

Item 9.
Exhibits

3.1
By-laws (Estatutos) of the registrant, which serve as the registrant’s articles of incorporation and by-laws, and an English translation thereof (incorporated by reference to the Registrant’s Annual Report on Form 20-F (File No. 1280-30982) filed with the SEC on October 31, 2019).

4.6
Form of Deposit Agreement (including the form of Global Depositary Receipt), dated May 24, 1994, as amended and restated as of December 12, 1994, as further amended and restated as of November 15, 2000, among the Registrant, the Bank of New York, as Depositary, and the holders from time to time of Global Depositary Receipts issued thereunder (incorporated by reference to the Registrant’s Registration Statement on Form F-6 (File No. 33-86794) filed with the SEC on November 28, 1994).

4.7*	Form of Warrant Agreement between the Registrant and the warrant agent.
5.1*	Opinion of Zang, Bergel & Viñes as to the validity of the common shares of the registrant and the common share rights.
5.2*	Opinion of Simpson Thacher & Bartlett LLP as to the validity of the warrants.
8.1*	Opinion of Zang, Bergel & Viñes regarding certain Argentine tax matters.
8.2*	Opinion of Simpson Thacher & Bartlett LLP regarding certain U.S. tax matters.
21.1*	Subsidiaries of the Registrant.
23.1**	Consent of Price Waterhouse & Co. S.R.L.
23.2	Consent of Zang, Bergel & Viñes (included in Exhibit 5.1).
23.3	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.2).
24.1	Powers of Attorney (included on the signature pages hereto).

*
Previously filed.
**
Filed herewith.

Item 10.
Undertakings

The undersigned Registrant hereby undertakes:

(1)
To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)
To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

(ii)
To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (§ 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(iii)
To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, That:

(A)
Paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-8 (§ 239.16b of this chapter), and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) that are incorporated by reference in the registration statement; and

(B)
Paragraphs (a)(1)(i), (ii), and (iii) of this section do not apply if the registration statement is on Form S-1 (§ 239.11 of this chapter), Form S-3 (§ 239.13 of this chapter), Form SF-3 (§ 239.45 of this chapter) or Form F-3 (§ 239.33 of this chapter) and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) that are incorporated by reference in the registration statement, or, as to a registration statement on Form S-3, Form SF-3 or Form F-3, is contained in a form of prospectus filed pursuant to § 230.424(b) of this chapter that is part of the registration statement.

(C)
Provided further, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is for an offering of asset-backed securities on Form SF-1 (§ 239.44 of this chapter) or Form SF-3 (§ 239.45 of this chapter), and the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB (§ 229.1100(c)).

(2)
That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)
To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4)
If the registrant is a foreign private issuer, to file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A of Form 20-F (§ 249.220f of this chapter) at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Act (15 U.S.C. 77j(a)(3)) need not be furnished, provided that the registrant includes in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (a)(4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3 (§ 239.33 of this chapter), a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Act or Item 8.A of Form 20-F if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Form F-3.

(5)
That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)
If the registrant is relying on Rule 430B (§ 230.430B of this chapter):

(A)
Each prospectus filed by the registrant pursuant to Rule 424(b)(3) (§ 230.424(b)(3) of this chapter) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)
Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) (§ 230.424(b)(2), (b)(5), or (b)(7) of this chapter) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) (§ 230.415(a)(1)(i), (vii), or (x) of this chapter) for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)
If the registrant is subject to Rule 430C (§ 230.430C of this chapter), each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A (§ 230.430A of this chapter), shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(iii)
If the registrant is relying on § 230.430D of this chapter:

(A)
Each prospectus filed by the registrant pursuant to § 230.424(b)(3) and (h) of this chapter shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)
Each prospectus required to be filed pursuant to § 230.424(b)(2), (b)(5), or (b)(7) of this chapter as part of a registration statement in reliance on § 230.430D of this chapter relating to an offering made pursuant to § 230.415(a)(1)(vii) or (a)(1)(xii) of this chapter for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 (15 U.S.C. 77j(a)) shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in § 230.430D of this chapter, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(6)
That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)
Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424 (§ 230.424 of this chapter);

(ii)
Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)
The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)
Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(7)
If the registrant is relying on § 230.430D of this chapter, with respect to any offering of securities registered on Form SF-3 (§ 239.45 of this chapter), to file the information previously omitted from the prospectus filed as part of an effective registration statement in accordance with §§ 230.424(h) and 230.430D of this chapter.

SIGNATURES

Pursuant to the requirements of the U.S. Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 an has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Buenos Aires, Republic of Argentina, on April 14, 2021.

IRSA INVERSIONES Y REPRESENTACIONES SOCIEDAD ANÓNIMA

By:
/s/ Eduardo S. Elsztain

Name:
Eduardo S. Elsztain

Title:
Chairman of the Board of Directors

Pursuant to the requirements of the U.S. Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated below on April 14, 2021. Each person whose signature appears below hereby appoints Saúl Zang and Alejandro G. Elsztain, and each of them singly, such person’s true and lawful attorneys, with full power to them and each of them to sign, for such person and in such person’s name and capacity indicated below, any and all amendments and post-effective amendments to this Registration Statement, and generally to do all things in their names in their capacities as officers and directors to enable the registrant to comply with the provisions of the U.S. Securities Act of 1933 and all requirements of the SEC.

Name	Title
/s/ Eduardo S. Elsztain	Chairman of the Board of Directors
Name: Eduardo S. Elsztain	(Principal Executive Officer)
/s/ Matías I. Gaivironsky	Chief Financial and Administrative Officer
Name: Matías I. Gaivironsky	(Principal Financial and Accounting Officer)
/s/ Saúl Zang	First Vice-Chairman of the Board of Directors
Name: Saúl Zang
/s/ Alejandro G. Elsztain	Second Vice-Chairman of the Board of Directors
Name: Alejandro G. Elsztain
*	Director
Name: Fernando A. Elsztain
Cedric D. Bridger	Director
Name: Cedric D. Bridger
*	Director
Name: Marcos Fischman

Mauricio E. Wior	Director
Name: Mauricio E. Wior
*	Director
Name: Daniel Ricardo Elsztain
*	Director
Name: Oscar Pedro Bergotto
Demian Brener	Director
Name: Demian Brener
Maria Julia Bearzi	Director
Name: Maria Julia Bearzi
Liliana L. De Nadai	Director
Name: Liliana L. De Nadai
* By: /s/ Alejandro G. Elsztain
Name: Alejandro G. Elsztain,
as Attorney-in-Fact

Authorized Representative in the United States
/s/ Donald J. Puglisi	Authorized U.S. Representative
Name: Donald J. Puglisi	Puglisi & Associates